Fees Summary	Dec. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 27,798,569.00
Previously Paid Amount	56,397.03
Total Fee Amount	3,838.98
Total Offset Amount	0.00
Net Fee	$ 0.00